Exhibit 99.1

July 26, 2005

STERICYCLE, INC. REPORTS RESULTS
FOR SECOND QUARTER 2005
  REVENUES FOR THE QUARTER UP 20.5% FROM YEAR-AGO QUARTER TO $149.1 MILLION
  NET INCOME FOR THE QUARTER UP 21.8% FROM YEAR AGO QUARTER TO $23.0 MILLION
  EARNINGS PER SHARE FOR THE QUARTER UP 24.4% FROM YEAR-AGO QUARTER TO $0.51

Lake Forest, Illinois, July 26, 2005 - Stericycle, Inc. (NASDAQ:SRCL), the leading provider in North America of medical waste management and compliance services for the healthcare community, today reported financial results for the second quarter of 2005.

SECOND QUARTER AND YEAR-TO-DATE RESULTS
Revenues for the quarter ended June 30, 2005 were $149.1 million, up 20.5% from $123.8 million in the same quarter last year. Acquisitions less than 12 months old contributed approximately $17.2 million in revenues for the quarter. Gross profit was $65.3 million, up 18.0% from $55.3 million in the same quarter last year. Gross profit as a percent of revenues was 43.8% versus 44.7% in the second quarter of 2004.

Net income for the second quarter of 2005 rose 21.8% to $23.0 million, up from $18.9 million in the second quarter of 2004.

Earnings per diluted share for the second quarter of 2005 were $0.51, up 24.4% from $0.41 in the second quarter of 2004. Weighted shares outstanding used to determine earnings per diluted share were 45,064,080 for the second quarter of 2005 and 46,216,242 for the second quarter of 2004.

For the six months ended June 30, 2005, revenues increased to $289.7 million, up 20.0% from $241.3 million in the same period a year ago. Gross profit was $126.2, up 16.3% from $108.5 million in the same period a year ago. Gross profit as a percent of revenues was 43.6% versus 45.0% in the same period in 2004. Earnings per diluted share increased 20.7% to $0.99 from $0.82 per diluted share in the same period a year ago.

As previously announced, in June 2005 we obtained a new $400.0 million senior unsecured revolving credit facility which resulted in a non-cash pretax expense during the quarter of approximately $0.2 million, representing the unamortized fees related to our prior credit facility.

Our total debt to capitalization percentage ratio at June 30, 2005 was 33.3% versus 29.1% at December 31, 2004.

Stericycle's President and CEO, Mark Miller said, "During the quarter, we continued to execute our proven business model, generating strong sales growth, and record income from operations. With a strong balance sheet, the cash flow from operations of $57.1 million for the first six months of the year was used to strengthen our business and fund $39.2 million in stock repurchases."

Stericycle provides medical waste collection, transportation, treatment and disposal services and safety and compliance programs. For more information, please visit our website at www.stericycle.com.

Safe Harbor Statement: Statements in this press release may contain forward-looking statements that involve risks and uncertainties, some of which are beyond our control (for example, general economic conditions). Our actual results could differ significantly from the results described in the forward-looking statements. Factors that could cause such differences include difficulties in completing the integration of acquired businesses, changes in governmental regulation of medical waste collection and treatment, and increases in transportation and other operating costs, as well as the various other factors identified in our filings with the U.S. Securities and Exchange Commission. As a result, past financial performance should not be considered a reliable indicator of future performance, and investors should not use historical trends to anticipate future results or trends. The Company makes no commitment to disclose any subsequent revisions to forward-looking statements.

STERICYCLE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                              June 30,   December 31,
                                                               2005          2004
                                                           ------------  ------------
                                                            (unaudited)    (audited)
                         ASSETS
Current assets:
  Cash and cash equivalents.............................. $     10,793  $      7,850
  Short-term investments.................................          374            99
  Accounts receivable, less allowance for doubtful
    accounts of $4,479 in 2005 and $4,188 in 2004........       86,209        74,888
  Parts and supplies.....................................        4,710         4,259
  Prepaid expenses.......................................       11,578         6,716
  Notes receivable.......................................        2,773         3,423
  Deferred tax asset.....................................       12,726        13,296
  Other current assets...................................        9,858         4,961
                                                           ------------  ------------
         Total current assets............................      139,021       115,492
                                                           ------------  ------------
Property, plant and equipment, net.......................      124,812       135,512
Other assets:
  Goodwill,net...........................................      584,206       516,808
  Intangible assets, less accumulated amortization of
    $8,488, in 2005 and $7,951 in 2004...................       50,581        50,800
  Notes receivable.......................................        9,517         9,517
  Other..................................................        2,409         6,012
                                                           ------------  ------------
         Total other assets..............................      646,713       583,137
                                                           ------------  ------------
   Total assets.......................................... $    910,546  $    834,141
                                                           ============  ============

          LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Current portion of long-term debt...................... $      8,282  $     13,218
  Accounts payable.......................................       19,371        17,998
  Accrued liabilities....................................       45,933        44,411
  Deferred revenue.......................................       11,448         7,611
                                                           ------------  ------------
         Total current liabilities.......................       85,034        83,238
                                                           ------------  ------------
Long-term debt, net of current portion...................      245,843       190,431
Deferred income taxes....................................       64,339        57,477
Other liabilities........................................        6,644         7,623
Common shareholders' equity:
  Common stock (par value $.01 per share, 80,000,000
  shares authorized, 44,210,093 issued and outstanding
  in 2005, 44,732,070 issued and outstanding in 2004)....          443           448
Additional paid-in capital...............................      268,652       298,046
Accumulated other comprehensive loss.....................          377         2,461
Retained earnings........................................      239,214       194,417
                                                           ------------  ------------
         Total shareholders' equity......................      508,686       495,372
                                                           ------------  ------------
  Total liabilities and shareholders' equity............. $    910,546  $    834,141
                                                           ============  ============

Total debt to capitalization percentage ratio............         33.3%        29.1%
Calculation of total debt to capitalization percentage ratio:
Total debt............................................... $    254,125  $    203,649
Shareholders' equity.....................................      508,686       495,372
                                                           ------------  ------------
Capitalization........................................... $    762,811  $    699,021

STERICYCLE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                    Three Months Ended June 30,                      Six Months Ended June 30,
                                            --------------------------------------------    ---------------------------------------------
                                                (unaudited)            (unaudited)              (unaudited)             (unaudited)
                                                   2005                   2004                     2005                    2004
                                            --------------------   ---------------------    ---------------------   ---------------------
                                                 $      % of Rev        $      % of Rev          $      % of Rev         $      % of Rev
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Revenues.................................. $   149,148    100.0% $   123,793     100.0%  $   289,726     100.0% $   241,349     100.0

  Cost of revenues........................      83,869     56.2        68,458      55.3        163,514      56.4       132,859      55.0
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Gross profit                                    65,279     43.8        55,335      44.7        126,212      43.6       108,490      45.0
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
  Selling, general and
    administrative expenses...............      22,740     15.2        18,906      15.3         44,192      15.3        36,650      15.2
  Amortization............................         376      0.3           590       0.5            672       0.2         1,194       0.5
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
     Total SG&A expenses and amortization.      23,116     15.5        19,496      15.7         44,864      15.5        37,844      15.7
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
  Income from operations before
    excluded charges......................      42,163     28.3        35,839      29.0         81,348      28.1        70,646      29.3

  Write off of fixed assets...............          --       --         1,155       0.9             --        --         1,155       0.5
  Acquisition-related costs...............         180      0.1            78       0.1            270       0.1           194       0.1
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Income from operations....................      41,983     28.1        34,606      28.0         81,078      28.0        69,297      28.7
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Other income (expense):
  Interest income.........................         133      0.1            66       0.1            200       0.1           118        --
  Interest expense........................      (3,254)    (2.2)       (2,584)     (2.1)        (5,597)     (1.9)       (5,113)     (2.1)
  Write off of deferred finance fees (2005)/
    Loan amendment fees (2004)                    (197)    (0.1)         (333)     (0.3)          (197)     (0.1)         (333)     (0.1)
  Other expense...........................        (909)    (0.6)         (547)     (0.4)        (1,807)     (0.6)         (967)     (0.4)
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
     Total other income (expense).........      (4,227)    (2.8)       (3,398)     (2.7)        (7,401)     (2.6)       (6,295)     (2.6)
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Income before income taxes................      37,756     25.3        31,208      25.2         73,677      25.4        63,002      26.1
Income tax expense........................      14,774      9.9        12,341      10.0         28,880      10.0        25,011      10.4
                                            ----------- --------   ----------- ---------    ----------- ---------   ----------- ---------
Net income................................ $    22,982     15.4% $    18,867      15.2%  $    44,797      15.5% $    37,991      15.7
                                            =========== ========   =========== =========    =========== =========   =========== =========

Earnings per share - diluted.............. $      0.51            $      0.41              $      0.99             $      0.82
                                            ===========            ===========              ===========             ===========
Weighted average number of common
  shares outstanding - diluted............  45,064,080             46,216,242               45,285,644              46,304,672
                                            ===========            ===========              ===========             ===========

STERICYCLE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

                                                                   For the Six Months
                                                                     ended June 30,
                                                                 ----------------------
                                                                    2005        2004
                                                                 ----------  ----------
                                                                 (unaudited) (unaudited)
OPERATING ACTIVITIES:
Net income..................................................... $   44,797  $   37,991
Adjustments to reconcile net income to net cash
  provided by operating activities:
    Stock compensation expense.................................         18          21
    Loss on sale of property and equipment.....................         --       1,407
    Tax benefit of disqualifying dispositions
      of stock options.........................................      3,291       4,826
    Depreciation...............................................      9,698       8,726
    Amortization...............................................        672       1,194
    Deferred income taxes......................................      7,432       9,992
Changes in operating assets and liabilities, net of
  effect of acquisitions:
    Accounts receivable........................................     (8,496)     (2,091)
    Parts and supplies.........................................       (419)         12
    Prepaid expenses and other assets..........................     (5,969)      4,828
    Accounts payable...........................................      1,174      (5,848)
    Accrued liabilities........................................      1,093     (14,223)
    Deferred revenue...........................................      3,837          47
                                                                 ----------  ----------
Net cash provided by operating activities......................     57,128      46,882
                                                                 ----------  ----------
INVESTING ACTIVITIES:
  Payments for acquisitions and international
    investments, net of cash acquired..........................    (34,390)    (55,941)
  Purchases of short-term investments..........................       (275)        539
  Proceeds from sale of property and equipment.................         79          61
  Capital expenditures.........................................    (13,816)    (15,013)
                                                                 ----------  ----------
Net cash used in investing activities..........................    (48,402)    (70,354)
                                                                 ----------  ----------
FINANCING ACTIVITIES:
  Proceeds from issuance of note payable.......................        642         618
  Repayment of long-term debt..................................     (1,739)     (2,104)
  Payments of deferred financing fees..........................        (97)         --
  Net borrowings on 2001 senior credit facility................     27,500      32,000
  Repayment of 2001 senior credit facility.....................   (198,853)         --
  Borrowings on 2005 senior credit facility....................    198,853          --
  Principal payments on capital lease obligations..............       (425)       (498)
  Purchase/cancellation of common stock........................    (39,243)     (5,660)
  Proceeds from other issuances of common stock................      6,535       7,549
                                                                 ----------  ----------
Net cash (used in) provided by financing activities............     (6,827)     31,905
                                                                 ----------  ----------
Effect of exchange rate changes on cash........................      1,044        (607)
                                                                 ----------  ----------
Net increase in cash and cash equivalents......................      2,943       7,826
Cash and cash equivalents at beginning of period...............      7,850       7,240
                                                                 ----------  ----------
Cash and cash equivalents at end of period..................... $   10,793  $   15,066
                                                                 ==========  ==========
Non-cash activities:
Net issuances of common stock for certain acquisitions......... $       --  $       70
Net issuances of notes payable for certain acquisitions........ $   24,650  $   14,788